Exhibit 99.2
UNAUDITED PRO FORMA FINANCIAL INFORMATION
The unaudited pro forma consolidated balance sheet at June 30, 2010 and the unaudited pro forma consolidated statement of operations for the six months ended June 30, 2010 give effect to the acquisition of Chamberlin Edmonds Holdings, Inc. and Chamberlin Edmonds & Associates, Inc. (collectively “CEA”) and the related financing of this acquisition as if the acquisition had occurred on June 30, 2010 for the unaudited pro forma consolidated balance sheet and January 1, 2009 for the unaudited pro forma consolidated statement of operations.
The unaudited pro forma consolidated statement of operations for the year ended December 31, 2009 gives effect to (i) the conversion of EBS Equity Plan Member’s Grant Units into EBS Units and options to purchase shares of our Class A common stock, (ii) the conversion of the EBS Phantom Awards into Class A common stock, restricted stock units and options to purchase shares of our Class A common stock, (iii) our 2009 initial public offering (the “IPO”) and the use of proceeds from the IPO (collectively, the “Pro Forma Offering Adjustments”), (iv) the acquisition of eRx Network LLC (“eRx”) and (v) the acquisition of CEA and the related financing of this acquisition as if each had occurred on January 1, 2009. The unaudited pro forma financial information has been prepared by our management and is based on our historical financial statements and the assumptions and adjustments described herein and in the notes to the unaudited pro forma financial information below. The presentation of the unaudited pro forma financial information is prepared in conformity with Article 11 of Regulation S-X.
The historical financial information of Emdeon Inc. (the “Company”) for the year ended December 31, 2009 and six months ended June 30, 2010 has been derived from the audited and unaudited consolidated financial statements and accompanying notes included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010, respectively. The historical financial information of CEA for the year ended December 31, 2009 and the six months ended June 30, 2010 has been derived from the audited and unaudited consolidated financial statements of CEA and the accompanying notes included in this Current Report on Form 8-K/A. The historical financial information of eRx for the six months ended June 30, 2009 has been derived from the unaudited consolidated financial statements of eRx and the accompanying notes included in our Current Report on Form 8-K dated September 11, 2009.
We based the pro forma adjustments on available information and on assumptions that we believe are reasonable under the circumstances. See “— Notes to Unaudited Pro Forma Financial Information” for a discussion of assumptions made. The unaudited pro forma financial information is presented for informational purposes and is based on management’s estimates. The unaudited pro forma consolidated statements of operations do not purport to represent what our results of operations actually would have been if the transactions set forth above had occurred on the dates indicated or what our results of operations will be for future periods.
The foregoing financial information should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and 2010 Quarterly Reports on Form 10-Q, including capitalized terms not otherwise defined herein.

Emdeon Inc.
Unaudited Pro Forma Consolidated Balance Sheet
June 30, 2010
(amounts in thousands, except share and per share amounts)

		CEA	CEA Pro Forma		Pro Forma
	Actual(1)	Historical(2)	Adjustments	Notes	Consolidated
Assets
Current assets:

			$97,764	(3)
			(209,522)	(4)
Cash and cash equivalents	$216,469	$2,794	(44,804)	(5)	$62,701
Accounts receivable, net of allowance for doubtful accounts	156,906	14,402	—		171,308
Deferred income tax assets	4,237	—	689	(14)	4,926
Prepaid expenses and other current assets	14,910	16,240	(15,206)	(6)	15,944

Total current assets	392,522	33,436	(171,079)		254,879
Property and equipment, net	189,738	4,369	19,368	(7)	213,475
Goodwill	739,773	81,772	97,194	(8)	918,739
Intangible assets, net	977,208	30,513	46,617	(9)	1,054,338
			236	(3)
Other assets, net	4,332	928	(825)	(10)	4,671

Total assets	$2,303,573	$151,018	$(8,489)		$2,446,102

Liabilities and equity
Current liabilities:
Accounts payable	$9,161	$854	$—		$10,015
			8,976	(11)
Accrued expenses	83,117	8,000	(9,654)	(5)	90,439
Deferred income tax liabilities	—	4,968	(4,968)	(14)	—
Deferred revenues	10,963	—	—		10,963
			1,000	(3)
Current portion of long-term debt	10,905	2,850	(2,850)	(5)	11,905

Total current liabilities	114,146	16,672	(7,496)		123,322

			97,000	(3)
Long-term debt excluding current portion	838,542	32,300	(32,300)	(5)	935,542
Deferred income tax liabilities	152,722	12,548	23,129	(14)	188,399
Tax receivable agreement obligations due to related parties	140,704	—	—		140,704
Other long-term liabilities	43,379	952	(276)	(12)	44,055
Commitments and contingencies
Equity
Preferred stock (par value $0.00001), 25,000,000 shares authorized and 0 shares issued and outstanding	—	—	—		—
Class A common stock, (par value, $0.00001), 400,000,000 shares authorized and 90,861,910 shares outstanding	1	1	(1)	(13)	1
Class B convertible common stock, (par value, $0.00001), 52,000,000 shares authorized and 24,689,142 shares outstanding	—	—	—		—
Contingent consideration	2,667	—	—		2,667
Additional paid-in capital	741,295	76,451	(76,451)	(13)	741,295
Accumulated other comprehensive loss	(6,116)	—	—		(6,116)
Retained earnings	39,822	11,992	(11,992)	(13)	39,822

Emdeon Inc. shareholders’ equity	777,669	88,444	(88,444)		777,669
Noncontrolling interest	236,411	102	(102)	(13)	236,411

Total equity	1,014,080	88,546	(88,546)		1,014,080

Total liabilities and equity	$2,303,573	$151,018	$(8,489)		$2,446,102

See accompanying notes to unaudited pro forma financial information.

Emdeon Inc.
Unaudited Pro Forma Consolidated Statement of Operations
(amounts in thousands, except share and per share amounts)

	For the Six Months Ended June 30, 2010
			CEA Pro
		CEA	Forma(15)			Pro Forma
	Actual(1)	Historical(2)	Adjustments	Notes		Consolidated
Revenue	$480,568	$46,254	$(187)	(a	)	$526,635
Costs and expenses:

			8,388	(b	)
			381	(c	)
Cost of operations (exclusive of depreciation and amortization below)	292,430	17,637	(176)	(a	)	318,660
Development and engineering	17,248	—	295	(b	)	17,543
Sales, marketing, general and administrative	52,362	16,981	(8,683)	(b	)	60,660
Depreciation and amortization	57,053	2,432	2,701	(d	)	62,186

Total costs and expenses	419,093	37,050	2,906			459,049
Operating income	61,475	9,204	(3,093)			67,586
Interest income	(8)	—	—			(8)
Interest expense	31,584	2,244	406	(e	)	34,234
Other	(1,770)	—	—			(1,770)

Income before income taxes	31,669	6,960	(3,499)			35,130
Income tax provision	20,152	2,658	(1,276)	(f	)	21,534

Net income	11,517	4,302	(2,223)			13,596
Net income attributable to noncontrolling interest	5,399	1	379	(g	)	5,779

Net income attributable to Emdeon Inc.	$6,118	$4,301	$(2,602)			$7,817

Net income per share Class A common stock:
Basic	$0.07					$0.09

Diluted	$0.07					$0.09

Weighted average common shares and equivalents
Basic	88,879,916					88,879,916

Diluted	90,648,401					90,648,401

See accompanying notes to unaudited pro forma financial information.

Emdeon Inc.
Unaudited Pro Forma Consolidated Statement of Operations
(amounts in thousands, except share and per share amounts)
For the Year Ended December 31, 2009

		Pro Forma
		Offering			Pro Forma	eRx	Pro Forma eRx			Pro Forma	CEA	Pro Forma CEA			Pro Forma
	Actual(1)(20)	Adjustments(16)	Notes		Offering	Historical(17)	Adjustments(18)	Notes		Offering and eRx	Historical(2)	Adjustments(19)	Notes		Consolidated
Revenues	$918,448	$—			$918,448	$16,697	$—			$935,145	78,828	(393)	(a	)	$1,013,580
Costs and expenses:

												16,586	(b	)
												(1,054)	(c	)
Cost of operations	560,393	930	(a	)	561,323	8,094	—			569,417	29,952	(394)	(a	)	614,507
Development and engineering	32,978	357	(a	)	33,335	1,711	—			35,046	—	558	(b	)	35,604
Sales, marketing, general and administrative	108,336	2,016	(a	)	110,352	3,095	—			113,447	31,500	(17,144)	(b	)	127,803
Depreciation and amortization	105,321	—			105,321	509	1,334	(a	)	107,164	4,939	5,327	(d	)	117,430
Loss on abandonment of leased properties	1,675	—			1,675	—	—			1,675	—	—			1,675

Total costs and expenses	808,703	3,303			812,006	13,409	1,334			826,749	66,391	3,879			897,019

Operating income	109,745	(3,303)			106,442	3,288	(1,334)			108,396	12,437	(4,272)			116,561
Interest income	(75)	—			(75)	(2)	—			(77)	—	—			(77)
Interest expense	70,246	—			70,246	7	—			70,253	4,541	697	(e	)	75,491
Other income	(519)	—			(519)	—	—			(519)	—	—			(519)

Income (loss) before income taxes	40,093	(3,303)			36,790	3,283	(1,334)			38,739	7,896	(4,969)			41,666
Income tax provision (benefit)	20,523	(1,240)	(b	)	19,283	52	715	(b	)	20,050	1,731	(1,812)	(f	)	19,969

Net income (loss)	19,570	(2,063)			17,507	3,231	(2,049)			18,689	6,165	(3,157)			21,697
Net income (loss) attributable to noncontrolling interest	6,295	(916)	(c	)	5,379	40	399	(c	)	5,818	—	647	(g	)	6,465

Net income (loss) attributable to Emdeon Inc.	$13,275	$(1,147)			$12,128	$3,191	$(2,448)			$12,871	$6,165	$(3,804)			$15,232

Net income per share Class A common stock:
Basic	$0.16				$0.15					$0.15					$0.18

Diluted	$0.16				$0.14					$0.15					$0.18

Weighted average common shares and equivalents outstanding:
Basic	82,459,169				82,459,169					83,584,374					83,584,374

Diluted	82,525,002				82,525,002					83,650,207					83,650,207

See accompanying notes to unaudited pro forma financial information.

Emdeon Inc.
Notes to Unaudited Pro Forma Financial Information
Pro Forma Adjustments ($ in thousands)
(1) The amounts in this column represent our actual results for the date or periods reflected.
(2) The amounts in this column represent CEA’s actual results for the date or periods reflected.
(3) Represents net cash proceeds of $97,764, loan costs of $236 and discount and fees totaling $2,000 related to a $100,000 incremental term loan borrowing under the Company’s First Lien Credit Agreement.
(4) Represents consideration transferred to the former stockholders of CEA or their representatives in connection with the acquisition of CEA by the Company.
(5) Represents the payment of a CEA note payable of $35,150 and other obligations assumed at closing of $9,654 that were required to be paid under the terms of the CEA merger agreement.
(6) Represents an adjustment to conform CEA’s accounting policy for the deferral of costs to the Company’s policy of expensing such costs as incurred.
(7) Represents the adjustment to the carrying value of property and equipment of CEA to reflect fair values as follows:

Developed technology	21,520
Fair value of other CEA property and equipment, net	2,217

Purchase accounting adjustment	23,737

Less: historical CEA property and equipment, net	(4,369)

Pro Forma adjustment	$19,368

This adjustment is based upon a valuation of tangible and intangible assets that is preliminary in nature and subject to change upon the receipt of a final valuation.
(8) Represents an adjustment to record goodwill derived from the difference in the fair values of the consideration transferred and net assets acquired as follows:

Consideration transferred	$209,522
Less: net assets acquired	(30,556)

Total goodwill acquired	178,966

Less: historical CEA goodwill	(81,772)

Pro Forma adjustment	$97,194

This adjustment is based upon a valuation of tangible and intangible assets that is preliminary in nature and subject to change upon the receipt of a final valuation and the outcome of a working capital settlement.
(9) Represents an adjustment to record the fair value of intangible assets acquired as follows:

Emdeon Inc.
Notes to Unaudited Pro Forma Financial Information (continued)

Customer List	$72,180
Non-compete agreements	1,330
Trade Name	3,620

Total intangible assets acquired	77,130
Less: historical CEA intangible assets	(30,513)

Pro Forma adjustment	$46,617

This adjustment is based upon a valuation of tangible and intangible assets that is preliminary in nature and subject to change upon the receipt of a final valuation.
(10) Represents an adjustment to eliminate historical CEA deferred loan costs.
(11) Represents an adjustment to record accrued transaction costs arising in connection with the acquisition of CEA by the Company that were contingent upon the closing of the acquisition. Such amounts have been excluded from the pro forma consolidated statements of operations as the items are non recurring in nature and directly attributable to the transaction.
(12) Represents an adjustment to eliminate historical CEA deferred rent liabilities.
(13) Represents elimination of CEA’s common stock, paid-in capital, noncontrolling interest and retained earnings as the of date of acquisition.
(14) Represents an adjustment to deferred tax balances to reflect the allocation of the consideration transferred.
(15) The amounts in this column represent the pro forma adjustments made to reflect the CEA acquisition as if it occurred on January 1, 2009 as follows:
(a)	Represents the elimination of revenue and expenses associated with transactions between the Company and CEA.

(b)	Represents a reclassification of historical CEA expenses to conform to the Company’s accounting policy.

(c)	Represents an adjustment to conform CEA’s accounting policy for the deferral of costs to the Company’s policy of expensing such costs as incurred.

(d)	Represents impact to depreciation and amortization as a result of recording CEA fixed assets and identifiable intangible assets at fair value as of the date of acquisition as follows:

			Monthly	Six months ended
Description	Amount	Assigned Life	Amortization	June 30, 2010

Technology	$21,520	10	$179	$1,076
Equipment	2,217	2	92	554

Total depreciation				1,630

Customer List	72,180	12	501	3,008
Non-compete agreements	1,330	5	22	133
Trade Name	3,620	5	60	362

Total amortization				3,503

Total proforma expense				5,133
Less: historical CEA depreciation and amortization expense				(2,432)

Pro Forma adjustment				$2,701

Emdeon Inc.
Notes to Unaudited Pro Forma Financial Information (continued)
(e)	Represents interest expense (including amortization of loan costs and discount) related to the Company’s $100,000 incremental term loan borrowing under the Company’s First Lien Credit Agreement as if the borrowing (and the repayment of the CEA existing debt) occurred on January 1, 2009 as follows:

Six Months
Ended June 30,
2010
Interest related to incremental term loan borrowing	2,225
Amortization of debt discount and deferred loan costs	358

2,583

Less: historical CEA note payable interest expense	(2,177)

Pro Forma adjustment	$406

This adjustment assumes the interest rate on this borrowing at the date of acquisition (4.5%) was in effect for the entire period. A 125 basis point change in the assumed interest rate would have an impact of $618 on pro forma consolidated interest expense.
(f)	Reflects an adjustment to reduce income taxes due to the pro forma adjustments presented in note 15(a) — (e) above applying statutory tax rates for the applicable period.

(g)	Reflects an adjustment to noncontrolling interest (21.37%) related to net income of EBS Master as follows:

Six Months
Ended June 30,
2010
EBS Master Net Income	$24,971

Add: CEA Historical Net Income contribution to EBS Master Net Income	4,301
Pro forma CEA adjustments to EBS Master net income	(2,223)

Pro Forma EBS Master net income	27,049
Multiplied by noncontrolling interest percentage in EBS Master	21.37%

Pro Forma income attributable to noncontrolling interest	5,779
Less: historical income attributable to noncontrolling interest	(5,400)

Pro Forma adjustment	$379

(16) The amounts in this column represent the pro forma adjustments made to reflect the reorganization transactions and IPO as if they occurred on January 1, 2009 as follows:
(a)	Reflects an adjustment to equity based compensation expense to give effect to the conversion of the EBS Phantom Awards into Class A common stock, restricted stock units and options to purchase shares of Class A common stock assuming such conversions occurred on January 1, 2009. This portion of the expense relates to unvested equity-based awards and will be recognized over the remaining vesting periods, which generally range from three to five years from the date of grant.

(b)	Reflects an adjustment to income taxes due to the pro forma adjustments presented in note 16(a) above applying statutory tax rates for the applicable period.

(c)	Reflects an adjustment to noncontrolling interest (21.49%) related to net income of EBS Master assuming the reorganization transactions and IPO occurred on January 1, 2009 calculated as follows:

Emdeon Inc.
Notes to Unaudited Pro Forma Financial Information (continued)

Year Ended
December 31,
2009
EBS Master Net Income	$27,935

Add: Pro Forma Offering adjustments to EBS Master net income	(2,906)

Offering Pro Forma EBS Master net income	25,029
Multiplied by noncontrolling interest percentage in EBS Master	21.49%

Pro Forma income attributable to noncontrolling interest	5,379
Less: historical income attributable to noncontrolling interest	(6,295)

Pro Forma adjustment	$(916)

(17) The amounts in this column represent eRx’s actual results for the period January 1, 2009 to July 2, 2009.
(18) The amounts in this column represent the pro forma adjustments made to reflect the eRx acquisition as if it occurred on January 1, 2009 as follows:
(a)	Represents impact to depreciation and amortization as a result of recording eRx fixed assets and identifiable intangible assets at fair value as of the date of acquisition as follows:

			Monthly	Year ended
Description	Amount	Assigned Life	Amortization	December 31, 2009

Technology	$5,740	7	$68	$410
Equipment	1,274	3	35	456

Total depreciation				866

Customer List	28,130	20	117	703
Non-compete agreements	320	5	5	32
Trade Name	9,660	20	40	242

Total amortization				977

Total Pro Forma expense				1,843
Less: historical eRx depreciation and amortization expense				(509)

Pro Forma adjustment				$1,334

(b)	Reflects an adjustment to reduce income taxes due to eRx historical adjustments presented in note 17 and the pro forma adjustments presented in note 18(a) above applying statutory tax rates for the applicable period.
(c)	Reflects an adjustment to noncontrolling interest (21.49%) related to net income of EBS Master as follows:

Emdeon Inc.
Notes to Unaudited Pro Forma Financial Information (continued)

Year Ended
December 31,
2009
Offering Pro Forma EBS Master Net Income	$25,029

Add: eRx Historical Net Income contribution to EBS Master Net Income	3,191
Pro Forma eRx adjustments to EBS Master net income	(1,334)

Pro Forma EBS Master net income	26,886
Multiplied by noncontrolling interest percentage in EBS Master	21.49%

Pro Forma income attributable to noncontrolling interest	5,778
Less: Offering Pro Forma income attributable to noncontrolling interest	(5,379)

Pro Forma adjustment	$399

(19) The amounts in this column represent the pro forma adjustments made to reflect the CEA acquisition as if it occurred on January 1, 2009 as follows:
(a)	Represents the elimination of revenue and expenses associated with transactions between the Company and CEA.

(b)	Represents a reclassification of historical CEA expenses to conform to the Company’s accounting policy.

(c)	Represents an adjustment to conform CEA’s accounting policy for the deferral of costs to the Company’s policy of expensing such costs as incurred.

(d)	Represents impact to depreciation and amortization as a result of recording CEA fixed assets and identifiable intangible assets at fair value as of the date of acquisition as follows:

			Monthly	Year ended
Description	Amount	Assigned Life	Amortization	December 31, 2009

Technology	$21,520	10	$179	$2,152
Equipment	2,217	2	92	1,109

Total depreciation				3,261

Customer List	72,180	12	501	6,015
Non-compete agreements	1,330	5	22	266
Trade Name	3,620	5	60	724

Total amortization				7,005

Total proforma expense				10,266
Less: historical CEA depreciation and amortization expense				(4,939)

Pro Forma adjustment				$5,327

(e)	Represents interest expense (including amortization of loan costs and discount) related to the Company’s $100,000 incremental term loan borrowing as if the borrowing (and the repayment of the CEA existing debt) occurred on January 1, 2009 as follows:

Emdeon Inc.
Notes to Unaudited Pro Forma Financial Information (continued)

Year Ended
December 31,
2009
Interest related to incremental term loan borrowing	4,483
Amortization of debt discount and deferred loan costs	716

5,199

Less: historical CEA note payable interest expense	(4,502)

Pro Forma adjustment	$697

This adjustment assumes the interest rate on this borrowing at the date of acquisition (4.5%) was in effect for the entire period. A 125 basis point change in the assumed interest rate would have an impact of $1,245 on pro forma consolidated interest expense.
(f)	Reflects an adjustment to reduce income taxes due to the pro forma adjustments presented in note 19(a) — (e) above applying statutory tax rates for the applicable periods.
(g)	Reflects an adjustment to noncontrolling interest (21.49%) related to net income of EBS Master as follows:

Year Ended
December 31,
2009
Offering and eRx Pro Forma EBS Master Net Income	$26,886

Add: CEA Historical Net Income contribution to EBS Master Net Income	6,165
Pro forma CEA adjustments to EBS Master net income	(3,157)

Pro Forma EBS Master net income	29,894
Multiplied by noncontrolling interest percentage in EBS Master	21.49%

Pro Forma income attributable to noncontrolling interest	6,425
Less: eRx Pro Forma income attributable to noncontrolling interest	(5,778)

Pro Forma adjustment	$647

(20) Net income for the year ended December 31, 2009 excludes non recurring charges that are directly attributable to the Company’s reorganization and IPO that occurred in 2009 of $8,789 and the related tax impact of $3,222 and noncontrolling interest of $1,873.